Form 2

       ANNUAL STATEMENT FOR THE YEAR 1996 OF THE Titan Insurance Company


               SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
                              Notes to Schedule P

(1) The Parts of Schedule P:
    Part 1 - detailed information on losses and loss expenses.
    Part 2 - history of incurred losses and allocated expenses.
    Part 3 - history of loss and allocated expense payments.
    Part 4 - history of bulk and incurred-but-not reported reserves.
    Part 5 - history of claims.
    Part 6 - history of premiums earned.
    Part 7 - history of loss sensitive contracts.
    Schedule P Interrogatories

(2) Lines of business A through M, R, and S are groupings of the lines of business used on the state page.

(3) Reinsurance A, B, C, and D (lines N to Q) are:
    Reinsurance A = nonproportional property (1988 and subsequent) Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
    Reinsurance D = old Schedule O line 30 (1987 and prior)

(4) Parts 2 and 4 are gross of all discounting, including tabular discounting. Part 1 is gross of only non-tabular discounting, which is reported in Columns 31 and 32 of Part 1. The tabular discount, if any, is reported in the Notes to Financial Statements which will reconcile Part 1 with Parts 2 and 4.


                         SCHEDULE P - PART 1 - SUMMARY

                                 ($000 omitted)

!-------------#-----------------------------------------#-----------------------------#
|             |             Premiums Earned             |                             |
|      1      |-------------#-------------#-------------|-----------------------------|
|    Years    |      2      |      3      |      4      |         Loss Payments       |
|   in Which  |             |             |             |                             |
|Premiums Were|             |             |             |--------------#--------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|
|             |             |             |             |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |            0 |            0 |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |
| 4. 1989     |          15 |          15 |           0 |            0 |            0 |
| 5. 1990     |       7,937 |       1,743 |       6,194 |        3,821 |        1,380 |
| 6. 1991     |      12,186 |       6,936 |       5,250 |        5,578 |        2,640 |
| 7. 1992     |      26,171 |       7,223 |      18,948 |       13,610 |        4,167 |
| 8. 1993     |      30,388 |       3,429 |      26,959 |       12,631 |        1,634 |
| 9. 1994     |      27,064 |         914 |      26,150 |        6,354 |       (4,096)|
|10. 1995     |      73,802 |       5,417 |      68,385 |       31,311 |        1,305 |
|11. 1996     |      96,078 |       4,893 |      91,185 |       25,964 |          336 |
|-------------|-------------|-------------|-------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |       99,269 |        7,366 |
|             |             |             |             |              |              |
!-------------#-----------------------------------------#------------------------------
!-------------#--------------------------------------------------------------------------#--------------#
|             |       Loss and Loss Expense Payments                                     |              |
|      1      |-----------------------------#--------------#--------------#--------------|      12      |
|    Years    |         Allocated Loss      |      9       |      10      |      11      |              |
|   in Which  |        Expense Payments     |              |              |              |  Number of   |
|Premiums Were|--------------#--------------|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |      7       |      8       |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |    Direct    |              | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  | and Assumed  |    Ceded     |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |              |
| 1. Prior    |            0 |            0 |            0 |            0 |            0 |    X X X     |
| 2. 1987     |            0 |            0 |            0 |            0 |            0 |    X X X     |
| 3. 1988     |            0 |            0 |            0 |            0 |            0 |    X X X     |
| 4. 1989     |            0 |            0 |            0 |            0 |            0 |    X X X     |
| 5. 1990     |          353 |           45 |           73 |          272 |        3,021 |    X X X     |
| 6. 1991     |          684 |          316 |           78 |          374 |        3,680 |    X X X     |
| 7. 1992     |        1,310 |          219 |          276 |          638 |       11,172 |    X X X     |
| 8. 1993     |        1,473 |           62 |          176 |        1,003 |       13,411 |    X X X     |
| 9. 1994     |        1,449 |           31 |          433 |          573 |       12,441 |    X X X     |
|10. 1995     |        1,653 |           30 |          800 |        1,163 |       32,792 |    X X X     |
|11. 1996     |          821 |            8 |          639 |        1,311 |       27,752 |    X X X     |
|-------------|--------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |        7,743 |          711 |        2,475 |        5,334 |      104,269 |    X X X     |
|             |              |              |              |              |              |              |
!-------------#--------------------------------------------------------------------------#--------------#



!-------------#--------------------------------------------------------#------------------------------#
|             |                      Losses Unpaid                     |Allocated Loss Expenses Unpaid|
|             |---------------------------#----------------------------|----------------------------- #
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis          |
|             |-------------#-------------|-------------#--------------|--------------#-------------- |
|             |     13      |     14      |     15      |      16      |      17      |      18       |
|             |   Direct    |             |   Direct    |              |    Direct    |               |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded      |
|-------------|-------------|-------------|-------------|--------------|--------------|-------------- |
|             |             |             |             |              |              |               |
| 1. Prior    |           0 |           0 |           0 |            0 |            0 |            0  |
| 2. 1987     |           0 |           0 |           0 |            0 |            0 |            0  |
| 3. 1988     |           0 |           0 |           0 |            0 |            0 |            0  |
| 4. 1989     |           0 |           0 |           0 |            0 |            0 |            0  |
| 5. 1990     |         572 |         561 |           0 |            0 |            1 |            1  |
| 6. 1991     |         833 |         848 |           9 |            0 |            9 |            4  |
| 7. 1992     |       5,012 |       4,895 |          39 |            0 |           34 |            6  |
| 8. 1993     |       2,749 |       2,174 |          19 |            0 |          175 |           10  |
| 9. 1994     |      13,719 |      11,367 |         446 |          369 |          611 |            0  |
|10. 1995     |       7,842 |       2,308 |       4,245 |        3,384 |        1,277 |            0  |
|11. 1996     |      14,375 |         192 |      22,159 |       15,606 |        1,269 |            0  |
|-------------|-------------|-------------|-------------|--------------|--------------|-------------- |
|12. Totals   |      45,102 |      22,345 |      26,917 |       19,359 |        3,376 |           21  |
|             |             |             |             |              |              |               |
!-------------#-----------------------------------------#-------------------------------------------- -
!-------------#------------------------------#--------------#--------------#--------------#-------------#
|             |Allocated Loss Expenses Unpaid|              |              |              |             |
|             | -----------------------------|      21      |      22      |      23      |     24      |
|             |           Bulk + IBNR        |              |              |              |  Number of  |
|             | --------------#--------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|             |       19      |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
|             |     Direct    |              | Subrogation  |   Expenses   | and Expenses |   Direct    |
|             |  and Assumed  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    | and Assumed |
|-------------| --------------|--------------|--------------|--------------|--------------|-------------|
|             |               |              |              |              |              |             |
| 1. Prior    |             0 |            0 |            0 |            0 |            0 |    X X X    |
| 2. 1987     |             0 |            0 |            0 |            0 |            0 |    X X X    |
| 3. 1988     |             0 |            0 |            0 |            0 |            0 |    X X X    |
| 4. 1989     |             0 |            0 |            0 |            0 |            0 |    X X X    |
| 5. 1990     |             0 |            0 |            0 |            7 |           18 |    X X X    |
| 6. 1991     |             3 |            0 |            0 |           11 |           13 |    X X X    |
| 7. 1992     |            16 |            0 |            1 |           23 |          223 |    X X X    |
| 8. 1993     |             6 |            0 |            0 |           35 |          800 |    X X X    |
| 9. 1994     |            95 |            0 |            8 |           79 |        3,214 |    X X X    |
|10. 1995     |           415 |            0 |           70 |          119 |        8,206 |    X X X    |
|11. 1996     |         1,888 |            0 |          466 |          780 |       24,673 |    X X X    |
|-------------| --------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |         2,423 |            0 |          545 |        1,054 |       37,147 |    X X X    |
|             |               |              |              |              |              |             |
!-------------- -----------------------------------------------------------#--------------#-------------#


!-------------#-----------------------------------------#--------------------------------------------#
|             |            Total Losses and             |      Loss and Loss Expense Percentage      |
|             |         Loss Expenses Incurred          |         (Incurred/Premiums Earned)         |
|             |-------------#-------------#-------------|--------------#--------------#--------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 3. 1988     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 4. 1989     |           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |
| 5. 1990     |       5,026 |       1,987 |       3,039 |         63.3 |        114.0 |         49.1 |
| 6. 1991     |       7,501 |       3,808 |       3,693 |         61.6 |         54.9 |         70.3 |
| 7. 1992     |      20,682 |       9,287 |      11,395 |         79.0 |        128.6 |         60.1 |
| 8. 1993     |      18,091 |       3,880 |      14,211 |         59.5 |        113.2 |         52.7 |
| 9. 1994     |      23,326 |       7,671 |      15,655 |         86.2 |        839.3 |         59.9 |
|10. 1995     |      48,025 |       7,027 |      40,998 |         65.1 |        129.7 |         60.0 |
|11. 1996     |      68,567 |      16,142 |      52,425 |         71.4 |        329.9 |         57.5 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
|             |             |             |             |              |              |              |
!-------------#-----------------------------------------#---------------------------------------------
!-------------#-----------------------------#--------------#-----------------------------#
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |--------------#--------------|Inter-Company |--------------#--------------|
|             |      31      |      32      |   Pooling    |      34      |      35      |
|             |              |     Loss     |Participation |    Losses    |Loss Expenses |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            0 |            0 |
| 2. 1987     |            0 |            0 |          0.0 |            0 |            0 |
| 3. 1988     |            0 |            0 |          0.0 |            0 |            0 |
| 4. 1989     |            0 |            0 |          0.0 |            0 |            0 |
| 5. 1990     |            0 |            0 |          0.0 |           11 |            7 |
| 6. 1991     |            0 |            0 |          0.0 |           (6)|           19 |
| 7. 1992     |            0 |            0 |          0.0 |          156 |           67 |
| 8. 1993     |            0 |            0 |          0.0 |          594 |          206 |
| 9. 1994     |            0 |            0 |          0.0 |        2,429 |          785 |
|10. 1995     |            0 |            0 |          0.0 |        6,395 |        1,811 |
|11. 1996     |            0 |            0 |          0.0 |       20,736 |        3,937 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |    X X X     |       30,315 |        6,832 |
|             |              |              |              |              |              |
!-------------------------------------------------------------------------#--------------#

Form 2

       ANNUAL STATEMENT FOR THE YEAR 1996 OF THE Titan Insurance Company


                         SCHEDULE P - PART 2 - SUMMARY

!-------------------#-----------------------------------------------------------------------------------#
|         1         |    Incurred Losses and Allocated Expenses Reported At Year End ($000 omitted)     |
|   Years in Which  |---------------------------#-------------#-------------#-------------#-------------#
|    Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |
|     Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |
|-------------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                   |             |             |             |             |             |             |
|                   |             |             |             |             |             |             |
|  1.   Prior       |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1987        |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  4.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  5.   1990        |    X X X    |    X X X    |    X X X    |       3,395 |       2,742 |       2,798 |
|  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |       3,144 |       3,144 |
|  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |       9,776 |
|  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|                   |             |             |             |             |             |             |
!-------------------#-----------------------------------------------------------------------------------|
|                                                                                                       |
| 12.    Totals                                                                                         |
|                                                                                                       |
!-------------------#-----------------------------------------------------------------------------------#
!---------------------------------------------------------------------------#-----------------------------#
|                   |    Incurred Losses and Allocated Expenses Reported    |                             |
|         1         |            At Year End ($000 omitted)                 |        Development          |
|   Years in Which  #-------------#-------------#-------------#-------------|--------------#--------------|
|    Losses Were    |      8      |      9      |     10      |     11      |      12      |      13      |
|     Incurred      |    1993     |    1994     |    1995     |    1996     |   One Year   |   Two Year   |
|-------------------|-------------|-------------|-------------|-------------|--------------|--------------|
|                   |             |             |             |             |              |              |
|                   |             |             |             |             |              |              |
                                                                                                          |
|  1.   Prior       |           0 |           0 |           0 |           0 |            0 |            0 |
|  2.   1987        |           0 |           0 |           0 |           0 |            0 |            0 |
|  3.   1988        |           0 |           0 |           0 |           0 |            0 |            0 |
|  4.   1989        |           0 |           0 |           0 |           0 |            0 |            0 |
|  5.   1990        |       2,759 |       2,768 |       2,758 |       2,760 |            2 |           (8)|
|  6.   1991        |       3,314 |       3,338 |       3,323 |       3,308 |          (15)|          (30)|
|  7.   1992        |      10,978 |      10,823 |      10,779 |      10,734 |          (45)|          (89)|
|  8.   1993        |      13,356 |      12,882 |      13,091 |      13,173 |           82 |          291 |
|  9.   1994        |    X X X    |      14,975 |      14,820 |      15,003 |          183 |           28 |
| 10.   1995        |    X X X    |    X X X    |      39,103 |      39,716 |          613 |    X X X     |
| 11.   1996        |    X X X    |    X X X    |    X X X    |      50,334 |    X X X     |    X X X     |
|                   |             |             |             |             |              |              |
!---------------------------------------------------------------------------#-----------------------------#
|                                                                           |              |              |
| 12.    Totals                                                             |          820 |          192 |
|                                                                           |              |              |
!---------------------------------------------------------------------------#-----------------------------#

                       SCHEDULE P - PART 3 - SUMMARY


!-------------------#-----------------------------------------------------------------------------------#
|                   |                                                                                   |
|         1         |    Cumulative Paid Losses and Allocated Expenses At Year End ($000 omitted)
|   Years in Which  |-------------#-------------#-------------#-------------#-------------#-------------|
|    Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |
|     Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |
|                   |             |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                   |             |             |             |             |             |             |
                                                                                                      <C
|  1.   Prior       |     000     |           0 |           0 |           0 |           0 |           0 |
|  2.   1987        |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1988        |    X X X    |           0 |           0 |           0 |           0 |           0 |
|  4.   1989        |    X X X    |    X X X    |           0 |           0 |           0 |           0 |
|  5.   1990        |    X X X    |    X X X    |    X X X    |         860 |       2,097 |       2,464 |
|  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |       1,411 |       2,403 |
|  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |       3,599 |
|  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|                   |             |             |             |             |             |             |
!-------------------#-----------------------------------------------------------------------------------#
!-------------------#-------------------------------------------------------#--------------#--------------#
|                   |                                                       |      12      |      13      |
|         1         |ar End ($000 omitted)                                  |  Number of   |  Number of   |
|   Years in Which  #-------------#-------------#-------------#-------------|    Claims    |    Claims    |
|    Losses Were    |      8      |      9      |     10      |     11      | Closed With  |    Closed    |
|     Incurred      |    1993     |    1994     |    1995     |    1996     |     Loss     | Without Loss |
|                   |             |             |             |             |   Payment    |   Payment    |
|-------------------|-------------|-------------|-------------|-------------|--------------|--------------|
|                   |             |             |             |             |              |              |
                                                                                                          |
|  1.   Prior       |           0 |           0 |           0 |           0 |    X X X     |    X X X     |
|  2.   1987        |           0 |           0 |           0 |           0 |    X X X     |    X X X     |
|  3.   1988        |           0 |           0 |           0 |           0 |    X X X     |    X X X     |
|  4.   1989        |           0 |           0 |           0 |           0 |    X X X     |    X X X     |
|  5.   1990        |       2,568 |       2,675 |       2,716 |       2,749 |    X X X     |    X X X     |
|  6.   1991        |       2,970 |       3,193 |       3,295 |       3,306 |    X X X     |    X X X     |
|  7.   1992        |       7,523 |       9,224 |      10,086 |      10,534 |    X X X     |    X X X     |
|  8.   1993        |       5,937 |       9,648 |      11,196 |      12,408 |    X X X     |    X X X     |
|  9.   1994        |    X X X    |       6,263 |       8,283 |      11,868 |    X X X     |    X X X     |
| 10.   1995        |    X X X    |    X X X    |      16,827 |      31,629 |    X X X     |    X X X     |
| 11.   1996        |    X X X    |    X X X    |    X X X    |      26,441 |    X X X     |    X X X     |
|                   |             |             |             |             |              |              |
!---------------------------------------------------------------------------#-----------------------------#


                       SCHEDULE P - PART 4 - SUMMARY

!-------------------#---------------------------------------------------------------------#
|                   |       Bulk and Incurred But Not Reported Reserves on Losses and     |
|         1         |           Allocated Expenses at Year End ($000 omitted)             |
|   Years in Which  |-------------#-------------#-------------#-------------#-------------|
|      Losses       |      2      |      3      |      4      |      5      |      6      |
|   Were Incurred   |    1987     |    1988     |    1989     |    1990     |    1991     |
|-------------------|-------------|-------------|-------------|-------------|-------------|
|                   |             |             |             |             |             |
                                                                                          |
|  1.     Prior     |           0 |           0 |           0 |           0 |           0 |
|  2.     1987      |           0 |           0 |           0 |           0 |           0 |
|  3.     1988      |    X X X    |           0 |           0 |           0 |           0 |
|  4.     1989      |    X X X    |    X X X    |           0 |           0 |           0 |
|  5.     1990      |    X X X    |    X X X    |    X X X    |         510 |          91 |
|  6.     1991      |    X X X    |    X X X    |    X X X    |    X X X    |         272 |
|  7.     1992      |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  8.     1993      |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9.     1994      |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10.     1995      |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11.     1996      |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|                   |             |             |             |             |             |
------#------------------------------------------------------------------------------------
!-------------------#----------------------------------------------------------------------#
|                   |     Bulk and Incurred But Not Reported Reserves on Losses and        |
|         1         |        Allocated Expenses at Year End ($000 omitted)                 |
|   Years in Which  #-------------#-------------#-------------#-------------#--------------|
|      Losses       |      7      |      8      |      9      |     10      |      11      |
|   Were Incurred   |    1992     |    1993     |    1994     |    1995     |    1996      |
|-------------------|-------------|-------------|-------------|-------------|--------------|
|                   |             |             |             |             |              |
                                                                                           |
|  1.     Prior     |           0 |           0 |           0 |           0 |            0 |
|  2.     1987      |           0 |           0 |           0 |           0 |            0 |
|  3.     1988      |           0 |           0 |           0 |           0 |            0 |
|  4.     1989      |           0 |           0 |           0 |           0 |            0 |
|  5.     1990      |          14 |           7 |           0 |           0 |            0 |
|  6.     1991      |         111 |          22 |           9 |           9 |           12 |
|  7.     1992      |       1,221 |         312 |         169 |          81 |           55 |
|  8.     1993      |    X X X    |       1,992 |         518 |         262 |           25 |
|  9.     1994      |    X X X    |    X X X    |       2,449 |       1,111 |          172 |
| 10.     1995      |    X X X    |    X X X    |    X X X    |       6,908 |        1,276 |
| 11.     1996      |    X X X    |    X X X    |    X X X    |    X X X    |        8,441 |
|                   |             |             |             |             |              |
------#---------------------------------------------------------------------#--------------#




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